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Scudder High Income Fund

Semiannual Report

March 31, 2003

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Investment Products

<Click Here> Account Management Resources

<Click Here> Privacy Statement

Scudder High Income Fund	Nasdaq Symbol	CUSIP Number
Class A	KHYAX	81115L-105
Class B	KHYBX	81115L-204
Class C	KHYCX	81115L-303
Institutional Class	KHYIX	81115L-501

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

This report must be preceded or accompanied by a prospectus.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary March 31, 2003

Average Annual Total Returns (Unadjusted for Sales Charge)
Scudder High Income Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class A	10.53%	1.94%	-.28%	-.49%	5.29%
Class B	10.07%	1.28%	-1.07%	-1.29%	4.40%(a)
Class C	10.30%	1.31%	-1.10%	-1.32%	4.44%(a)
Salomon Smith Barney Long-Term High Yield Bond Index++	28.83%	5.55%	12.29%	7.67%	10.33%
CS First Boston High Yield Index+++	13.23%	7.52%	3.84%	2.20%	6.51%
Scudder High Income Fund	6-Month*	1-Year	3-Year	5-Year	Life of Class*
Class I**	10.71%	2.47%	.06%	-.15%	5.42%
Salomon Smith Barney Long-Term High Yield Bond Index++	28.83%	5.55%	12.29%	7.67%	11.76%
CS First Boston High Yield Index+++	13.23%	7.52%	3.84%	2.20%	6.79%

Scudder High Income Fund	6-Month*	Life of Class**
Institutional Class**	10.84%	12.10%
Salomon Smith Barney Long-Term High Yield Bond Index++	28.83%	25.64%
CS First Boston High Yield Index+++	13.23%	11.84%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

++ Total returns for periods less than one year are not annualized.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class	Class I
Net Asset Value: 3/31/03	$ 4.86	$ 4.86	$ 4.87	$ 4.87	$ 4.86
9/30/02	$ 4.62	$ 4.62	$ 4.63	$ 4.63	$ 4.62
Distribution Information: Six Months: Income Dividends	$ .23	$ .21	$ .21	$ .24	$ .24
March Income Dividend	$ .0350	$ .0315	$ .0316	$ .0356	$ .0363
SEC 30-day Yield+	8.67%	8.24%	8.13%	9.23%	9.43%
Current Annualized Distribution Rate+	8.64%	7.78%	7.79%	8.77%	8.96%

+ Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on March 31, 2003. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended March 31, 2003, shown as an annualized percentage of the net asset value on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Yields and distribution rates are historical and will fluctuate.

Class A Lipper Rankings - High Current Yield Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	252	of	379	67
3-Year	176	of	310	57
5-Year	100	of	209	48
10-Year	21	of	56	37

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment(b) (Adjusted for Sales Charge)
[] Scudder High Income Fund - Class A [] Salomon Smith Barney Long-Term High Yield Bond Index++ [] CS First Boston High Yield Index+++

Yearly periods ended March 31

Comparative Results (Adjusted for Sales Charge)
Scudder High Income Fund		1-Year	3-Year	5-Year	10-Year
Class A(c)	Growth of $10,000	$9,735	$9,469	$9,320	$15,994
	Average annual total return	-2.65%	-1.80%	-1.40%	4.81%
Class B(c)	Growth of $10,000	$9,851	$9,541	$9,314	$15,380(a)
	Average annual total return	-1.49%	-1.55%	-1.41%	4.40%(a)
Class C(c)	Growth of $10,000	$10,029	$9,576	$9,265	$15,280(a)
	Average annual total return	.29%	-1.43%	-1.51%	4.33%(a)
Salomon Smith Barney Long-Term High Yield Bond Index++	Growth of $10,000	$10,555	$14,160	$14,470	$26,724
	Average annual total return	5.55%	12.29%	7.67%	10.33%
CS First Boston High Yield Index+++	Growth of $10,000	$10,752	$11,198	$11,148	$18,786
	Average annual total return	7.52%	3.84%	2.20%	6.51%

Comparative Results
Scudder High Income Fund		1-Year	3-Year	5-Year	Life of Class*
Class I++++	Growth of $10,000	$10,247	$10,017	$9,927	$15,461
	Average annual total return	2.47%	.06%	-.15%	5.42%
Salomon Smith Barney Long-Term High Yield Bond Index++	Growth of $10,000	$10,555	$14,160	$14,470	$24,719
	Average annual total return	5.55%	12.29%	7.67%	11.76%
CS First Boston High Yield Index+++	Growth of $10,000	$10,752	$11,198	$11,148	$17,067
	Average annual total return	7.52%	3.84%	2.20%	6.79%

Notes to Performance Summary

The growth of $10,000 is cumulative.

* Class I shares commenced operations on December 29, 1994. Index comparisons begin December 31, 1994.
** Institutional Class commenced operations on August 19, 2002. Index comparisons begin August 31, 2002. Performance shown is not annualized.
a Returns shown for Class B and C shares for the periods prior to their inception on May 31, 1994 are derived from the historical performance of Class A shares of the Scudder High Income Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. The difference in expenses will affect performance.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.
c Returns shown for Class A, B and C shares have been adjusted to reflect the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 4.50%. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Returns for Class C reflect an initial sales charge of 1.00%. Redemptions on Class C shares within one year of purchase may be subjected to a CDSC of 1%. The difference in expenses will affect performance.
++ The Salomon Smith Barney Long-Term High Yield Bond Index is an unmanaged index comprised of high-yield bonds with a par value of $50 million or higher and a remaining maturity of 10 years or longer rated BB+ or lower by Standard & Poor's Corporation or BAL or lower by Moody's Investors Service, Inc.
+++ CS First Boston High Yield Index is an unmanaged trader-priced portfolio constructed to mirror the global high-yield debt market.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
++++ Class I and Institutional Class shares are not subject to sales charges.

Effective January, 2003, the CS First Boston High Yield Index replaced the Salomon Smith Barney Long-Term High Yield Bond Index as the CS First Boston High Yield Index is most representative of the high yield market and best represents the Fund's investment objective and process.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read the fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Dear Shareholder:

A loss of economic momentum began earlier this year in the run-up to the US-led war with Iraq, and recent economic data has been almost uniformly weak.

For years the economy has been struggling to "work off the excesses" of the late-1990s boom - excessive capital investment by firms, deficient savings by households, and inflated stock prices, for example. Now geopolitical uncertainties (such as terrorist strikes, prolonged or spreading war, and disruption of oil supplies), as well as higher oil prices, have been added to the mix. These factors have taken a heavy toll on economic activity. Labor markets have softened, so many people have been out of work. Consumers have feared having less money, and have been spending less. Businesses, afraid that consumers won't buy their goods, have been wary of investing in new equipment and building up inventories. As a result, economic growth has been slow.

When the geopolitical uncertainties diminish, a major weight will likely be lifted from the economy. But that doesn't mean it will bounce back right away. The economy will still have to work off some of the excesses of the late-1990s boom, as described above. And this may restrain a recovery.

Despite these problems, the economy still has two major sources of support. One of them is policy stimulus, such as interest rates and tax cuts. If the economy's weakness persists much longer - and especially if it lingers after the geopolitical uncertainties diminish - the Federal Reserve Board will most likely make additional interest rate cuts. Plus, federal spending hikes and tax cuts are putting more money into the pockets of consumers. This is encouraging consumer spending, which is encouraging business investment.

Another source of support for the economy is strong productivity. Productivity is a measure of business output per person-hour worked. Growth in productivity means businesses produce more goods with the same amount of labor. And that means they can possibly afford to pay workers more or hire more people. And higher wages and better employment opportunities typically encourage people to spend more. This, in turn, encourages businesses to invest in capital, because they know that if they produce more, they will be rewarded by consumers buying their goods.

Economic Guideposts Data as of 3/31/03
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	US Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in US consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Source: Deutsche Investment Management Americas Inc.

We expect policy stimulus and strong productivity growth to persist. This - along with a decrease in geopolitical uncertainty and lower oil prices, should both occur - would enable the economy to claw its way back to average growth and above in late 2003 and 2004.

We believe equities will surely benefit if geopolitical uncertainty declines and economic activity accelerates, as we expect later this year. However, equities are still not cheap, even after the price declines of the past three years. As a result, we expect equity returns to beat Treasury returns by much less than in recent decades. (However, note that there is a greater level of risk associated with stocks. Unlike Treasuries, the investment return and principal value of stocks will fluctuate.)

Deutsche Investment Management Americas Inc.

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Investment Management Americas Inc. as of April 7, 2003, and may not actually come to pass.

Portfolio Management Review

In the following interview, Portfolio Manager Andrew Cestone discusses Scudder High Income Fund's strategy and the market environment during the six-month period ended March 31, 2003.

Q: How did high yield bonds perform during the reporting period?

A: Following an extended period of poor returns, high yield investors finally experienced some relief during the past six months. High yield bonds delivered a total return of 5.9% in the fourth quarter of 2002 and 6.9% in the first quarter of 2003 (as reported by the CS First Boston High Yield Index). The latter return was the best quarterly showing for the asset class since the first quarter of 1993. High yield was one of the best performing asset classes over the past six months, outperforming stocks, 10-year Treasuries and the bond market as a whole. In comparison, high yield returned 5.8% in 2001 and -2.7% over the first nine months of 2002.

Q: Why did the asset class perform so well?

A: Demand outpaced supply as continued evidence of improving fundamentals in the high yield asset class, and thus, demand for high yield bonds soared during the period as yield-starved investors poured cash into the market. The best-performing sectors were higher-beta groups such as information technology, utilities, and media and telecommunications. Reflecting this, CCC/split CCC-rated securities were the top-performing credit quality category with a return of 19.5%. In comparison, BB-rated and B-rated securities returned 10.2% and 12.9%, respectively. The return of the CCC credit quality space illustrates the extent to which investors were reaching for yield, even in an environment marked by geopolitical uncertainty, sluggish economic growth and mixed corporate earnings.

A positive fundamental development was the decline in defaults (or the failure of corporations to pay the interest or principal payments on their bond issues). At the end of the first quarter, the default rate for the trailing 12-month period was 6.9%.1 In comparison, this number stood at 8.4% at the end of December and approximately 10% at the close of September.1 This favorable trend, which reflects improving credit conditions, has been a significant positive for the high yield market.

1 Source: Moody's Investors Service

As a result of these developments, the yield spread (or the difference in the yields of high yield bonds and US Treasuries) fell to 825 basis points, or 8.25 percentage points. This is a marked improvement from the end of December, when the spread was 947 basis points, and September, when it stood at 1,064 basis points. Much of this contraction was a result of the rally in high yield bonds.

Q: How did the fund perform?

A: The fund performed well on an absolute basis, returning 10.53% (Class A shares unadjusted for sales charges) for the six months ended March 31, 2003. (For standardized performance for all share classes, please see the Performance Summary beginning on page 3.) However, it underperformed its benchmark, the CS First Boston High Yield Index, which returned 13.23%, as well as its Lipper peer group. On a sector basis, underweights in the utilities and cable/wireless industries were key detractors.

The most significant reason for the fund's underperformance was its underweight position in lower-quality securities (those rated CCC/split CCC and below). The portfolio had been positioned more conservatively than the benchmark and peer group due to weak economic fundamentals, the uncertainty created by the looming war in Iraq and the warnings of possible terrorist attacks. In addition, given the already large compression in yield spreads from a high of 1,116 basis points in October, we believed prudence dictated caution and a continued focus on protection of principal. Although the supply/demand picture helped spark outperformance among lower-tier securities during the period, we believe fundamentals prevail over the long term and, at this time, we are still concerned about the fundamentals in many of these industries.

Q: What holdings had the greatest impact on performance?

A: Top individual performers included Tyco (manufacturing), Qwest (domestic telecom), Millicom International Cellular (international telecom), Pioneer Natural Resources (energy exploration and production) and Celacaribe2 (wireless telecom).

2 This holding was sold during the reporting period.

Key detractors were holdings in HEALTHSOUTH and Flemming Companies. HEALTHSOUTH's bond prices dropped significantly near the end of the period when it was disclosed that the company had committed massive fraud. Its audited cash position had been significantly overstated as well, leaving the company unable to meet a month-end bond maturity. We had held HEALTHSOUTH, in part, because we liked the fundamental value of this stable BB credit and we were looking for a change in management as a positive catalyst for the credit. Flemming, meanwhile, is a food wholesaler/distributor that was further hurt when one of its key customers was forced to close many of its stores. In anticipation that the company would most likely file for bankruptcy, we sold the fund's remaining position in Flemming's bonds before the company filed in early April (after the close of the reporting period).

Q: Did you change your strategy to react to the rally in high yield?

A: No. We employ a disciplined approach that we do not change based on shifting market conditions. Our primary focus is on individual security and risk management. We believe we can add the most value through fundamental research - as opposed to sector or duration bets - so our primary emphasis is on finding bonds that offer the best combination of risk and return potential. Since risk management is also an important consideration, we strive to maintain a highly diversified portfolio. To this end, the vast majority of holdings in the portfolio now make up less than one percent of its total assets. Believing this approach will help the fund seek outperformance over the long-term, we do not seek to boost its short-term return by changing our approach or taking on more risk. This approach has led to periods of underperformance in big market rallies, but has also led to outperformance over the long term by mitigating risk.

Q: Where does the fund stand in terms of its sector weightings?

A: The sector weightings within the portfolio are the result of our bottom-up, research-driven approach. We continue to look for bonds that offer favorable relative value given their yield and credit outlook. Additionally, we tend to invest in the bonds of companies that offer more risk/reward potential versus the overall market. This approach led us to continue to reduce the fund's weighting in cable and international telecommunications over the period, while boosting its weighting in other sectors such as gaming and specialty chemicals. The fund's key over- and underweights on a sector basis (as of March 31, 2003) are as follows:

Overweight	Underweight
Manufacturing	Utilities
Land Transportation	Financial
Gaming	US Cable
Consumer Non-Durables	Health care (Alternative Site Services)
Services - Other	Medical Products

Given our more positive outlook for high yield following recent events, we have moved to become more aggressive, adding to mid- and lower-tier credits that we believe offer good relative value. From the standpoint of the portfolio's exposure to bonds of various credit ratings, we have found opportunities in those securities rated B as well as CCC/split CCC, and have increased our weight to these credit tiers. However, at the close of the period, we still remained slightly underweight in CCC/split CCC securities.

Q: Where will you be looking for opportunities in the months ahead?

A: We still hold a positive view on this high yield sector even after its rally over the past six months. We expect the number of corporate scandals will continue to diminish and the default rate will continue to decline. Uncertainty remains high, however, with primary risks coming from the ongoing weakness in the US and global economies (which includes the possibility of a "double dip" recession), and the continued threat of terrorist activity. Despite these short-term challenges, we believe our disciplined approach to managing the portfolio will help the fund's performance against both its benchmark and its peers over the long term.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary March 31, 2003

Asset Allocation	3/31/03	9/30/02

Corporate Bonds	75%	82%
Foreign Bonds - US$ Denominated	16%	13%
US Treasury Obligations	2%	-
Stocks	1%	2%
Foreign Bonds - Non US$ Denominated	1%	-
Convertible Bonds	1%	-
Cash Equivalents, net	4%	3%
	100%	100%

Corporate Bond Diversification (Excludes Cash Equivalents)	3/31/03	9/30/02

Consumer Discretionary	33%	32%
Industrials	20%	24%
Energy	11%	9%
Telecommunication Services	9%	7%
Materials	9%	10%
Consumer Staples	5%	6%
Financials	5%	3%
Utilities	3%	3%
Health Care	3%	5%
Information Technology	2%	1%
	100%	100%

Asset allocation and corporate bond diversification are subject to change.

Quality	3/31/03	9/30/02

US Treasury Obligations	2%	-
Cash Equivalents	2%	-
BBB	11%	15%
BB	29%	30%
B	45%	45%
CCC	8%	5%
CC	1%	2%
Not Rated	2%	3%
	100%	100%

Effective Maturity	3/31/03	9/30/02

Less than 1 year	1%	2%
1 < 5 years	26%	27%
5 < 7 years	42%	44%
7 years or greater	31%	27%
	100%	100%

Weighted average effective maturity: 6.5 years and 6.1 years, respectively.

For complete details about the Fund's investment portfolio, see page 15. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of March 31, 2003 (Unaudited)

	Principal Amount ($) (c)	Value ($)

Corporate Bonds 74.5%
Consumer Discretionary 24.9%
Adelphia Communications Corp.:
7.75%, 1/15/2009*	3,240,000	1,296,000
8.125%, 7/15/2003*	4,050,000	1,620,000
10.25%, 6/15/2011*	3,405,000	1,413,075
Advantica Restaurant Co.:
11.25%, 1/15/2008	2,989,934	2,347,098
12.75%, 9/30/2007	150,000	153,000
American Achieve Corp., 11.625%, 1/1/2007	7,430,000	7,875,800
American Lawyer Media, Inc., Series B, 9.75%, 12/15/2007	9,530,000	7,528,700
Ameristar Casino, Inc., 10.75%, 2/15/2009	10,340,000	11,218,900
Avondale Mills, Inc., 10.25%, 5/1/2006	12,546,000	12,671,460
Boca Resorts, Inc., 9.875%, 4/15/2009	18,310,000	18,950,850
Boyd Gaming Corp., 7.75%, 12/15/2012	465,000	468,488
Buffets, Inc., 11.25%, 7/15/2010	7,000,000	6,037,500
Carrols Corp., 9.5%, 12/1/2008	4,340,000	4,112,150
Cendant Corp., 7.125%, 3/15/2015	2,755,000	2,788,429
Central Garden & Pet Co., 9.125%, 2/1/2013	2,715,000	2,837,175
Charter Communications Holdings LLC:
8.25%, 4/1/2007	230,000	106,950
8.625%, 4/1/2009	615,000	284,438
Step-up Coupon, 0% to 1/15/2007, 12.125% to 1/15/2012	2,660,000	758,100
Step-up Coupon, 0% to 5/15/2006, 11.75 to 5/15/2011	635,000	193,675
Charter Communications, Inc.:
11.125%, 1/15/2011	6,000,000	2,670,000
Step-up Coupon, 0% to 1/15/2006, 13.5% to 1/15/2011	11,820,000	3,546,000
Choctaw Resort Development Enterprises, 9.25%, 4/1/2009	9,830,000	10,468,950
Chumash Casino & Resort Enterprise, 9.0%, 7/15/2010	4,295,000	4,563,438
Cinemark USA, Inc.:
8.5%, 8/1/2008	14,565,000	14,947,331
9.0%, 2/1/2013	6,025,000	6,401,563
Series D, 9.625%, 8/1/2008	1,275,000	1,292,531
Circus & Eldorado, 10.125%, 3/1/2012	7,915,000	7,479,675
CKE Restaurants, Inc., 9.125%, 5/1/2009	4,910,000	4,345,350
Clear Channel Communication, Inc., 8.0%, 11/1/2008	13,835,000	15,616,256
CSC Holdings, Inc.:
7.875%, 12/15/2007	4,600,000	4,646,000
Senior Note, 7.25%, 7/15/2008	6,745,000	6,643,825
DIMON, Inc.:
8.875%, 6/1/2006	7,230,000	7,374,600
Series B, 9.625%, 10/15/2011	12,395,000	13,572,525
Dyersburg Corp., Series B, 9.75%, 9/1/2007*	18,155,000	1,816
EchoStar Communications Corp., 9.375%, 2/1/2009	14,230,000	15,154,950
Eldorado Resorts LLC, 10.5%, 8/15/2006	14,330,000	14,365,825
Finlay Fine Jewelry Corp., 8.375%, 5/1/2008	12,539,000	12,319,568
Gap, Inc., 5.625%, 5/1/2003	384,000	384,480
Guitar Center Management, 11.0%, 7/1/2006	18,139,000	18,569,801
Herbst Gaming, Inc., 10.75%, 9/1/2008	13,657,000	14,612,990
Hilton Hotels Corp., 7.625%, 12/1/2012	10,245,000	10,270,613
Hines Horticulture, Inc., Series B, 12.75%, 10/15/2005	12,213,000	12,823,650
Imperial Home Decor Group, Inc., Series B, 11.0%, 3/15/2008*	12,740,000	1,274
Insight Communications Co., Inc., Step-up Coupon, 0% to 2/15/2006, 12.25% to 2/15/2011	3,925,000	2,786,750
Interep National Radio Sales, Inc., 10.0%, 7/1/2008	13,400,000	9,999,750
International Game Technology, 8.375%, 5/15/2009	12,420,000	14,815,222
Intrawest Corp., 10.5%, 2/1/2010	6,100,000	6,542,250
Jacobs Entertainment Co., 11.875%, 2/1/2009	6,445,000	6,702,800
K-III Communications Corp., 8.5%, 2/1/2006	1,605,000	1,588,950
Kellwood Co., 7.625%, 10/15/2017	2,570,000	2,364,400
Kindercare Learning Centers, Inc., 9.5%, 2/15/2009	17,245,000	16,813,875
Krystal, Inc., 10.25%, 10/1/2007	5,705,000	5,191,550
Levi Strauss & Co., 12.25%, 12/15/2012	6,595,000	6,248,763
MDC Holdings, Inc., 7.0%, 12/1/2012	2,340,000	2,439,450
MGM Mirage, Inc., 9.75%, 6/1/2007	11,315,000	12,446,500
Mothers Work, Inc., 11.25%, 8/1/2010	2,515,000	2,735,063
MTR Gaming Group, 9.75%, 4/1/2010	2,425,000	2,494,719
National Vision, Inc., 12.0%, 3/30/2009	4,251,113	2,316,857
Nextmedia Operating, Inc., 10.75%, 7/1/2011	3,235,000	3,518,063
Old Evangeline Downs, 13.0%, 3/1/2010	3,420,000	3,454,200
Park Place Entertainment Corp.:
8.875%, 9/15/2008	150,000	159,375
9.375%, 2/15/2007	16,525,000	17,681,750
Petro Stopping Centers, 10.5%, 2/1/2007	21,145,000	20,193,475
PRIMEDIA, Inc.:
7.625%, 4/1/2008	2,820,000	2,714,250
8.875%, 5/15/2011	8,355,000	8,417,663
Remington Arms Co., 10.5%, 2/1/2011	3,610,000	3,862,700
Remington Product Co., LLC, Series D, 11.0%, 5/15/2006	3,350,000	3,283,000
Renaissance Media Group, Step-up Coupon, 0% to 4/15/2003, 10.0% to 4/15/2008	12,220,000	10,784,150
Rent-A-Center, Inc., 11.0%, 8/15/2008	6,810,000	7,269,675
Restaurant Co., Step-up Coupon, 0% to 5/15/2003, 11.25% to 5/15/2008	17,006,351	13,073,632
Rite Aid Corp.:
6.125%, 12/15/2008	1,730,000	1,358,050
6.875%, 8/15/2013	7,115,000	5,442,975
Rogers Cablesystems Ltd., 10.0%, 3/15/2005	6,985,000	7,404,100
Salton, Inc., 12.25%, 4/15/2008	5,480,000	5,507,400
Samsonite Corp., 10.75%, 6/15/2008	15,500,000	13,601,250
Schuler Homes, Inc.:
9.375%, 7/15/2009	6,180,000	6,658,950
10.5%, 7/15/2011	11,020,000	12,011,800
Scientific Games Corp., 12.5%, 8/15/2010	1,610,000	1,805,213
Service Corp. International, 7.7%, 4/15/2009	16,560,000	16,270,200
Sinclair Broadcast Group, Inc.:
8.0%, 3/15/2012	3,635,000	3,753,138
8.75%, 12/15/2011	2,725,000	2,895,313
Six Flags, Inc.:
9.5%, 2/1/2009	3,725,000	3,538,750
Step-up Coupon, 0% to 4/1/2003, 10.0% to 4/1/2008	15,540,000	15,132,075
Sonic Automotive, Inc., 11.0%, 8/1/2008	14,055,000	15,003,713
Starwood Hotels Resorts:
7.375%, 5/1/2007	2,275,000	2,266,469
7.875%, 5/1/2012	3,780,000	3,765,825
Transwestern Publishing, Series F, 9.625%, 11/15/2007	10,230,000	10,677,563
TRW Automotive, Inc., 11.0%, 2/15/2013	1,305,000	1,301,738
Turning Stone Casino Entertainment, 9.125%, 12/15/2010	2,830,000	2,957,350
Unisys Corp., 6.875%, 3/15/2010	2,540,000	2,565,400
Venetian Casino Resort LLC, 11.0%, 6/15/2010	10,865,000	11,367,506
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	10,430,000	10,325,700
Wynn Las Vegas Corp., 12.0%, 11/1/2010	960,000	1,003,200
		631,247,309
Consumer Staples 3.6%
Agrilink Foods, Inc., 11.875%, 11/1/2008	15,670,000	17,001,950
Burns, Philp & Co., Ltd., 9.75%, 7/15/2012	4,275,000	3,847,500
Delhaize America, Inc., 8.125%, 4/15/2011	2,490,000	2,527,350
Doane Pet Care Co.:
9.75%, 5/15/2007	1,255,000	1,129,500
10.75%, 3/1/2010	4,665,000	4,781,625
Dole Foods Co., 8.875%, 3/15/2011	2,105,000	2,189,200
Elizabeth Arden, Inc., Series B, 11.75%, 2/1/2011	10,315,000	11,088,625
Jafra Cosmetics International, Inc., 11.75%, 5/1/2008	16,885,000	17,644,825
La Petite Academy, Inc., 10.0%, 5/15/2008	11,165,000	6,531,525
Michael Foods, Inc., Series B, 11.75%, 4/1/2011	2,460,000	2,755,200
Salton, Inc., 10.75%, 12/15/2005	2,420,000	2,413,950
Stater Brothers Holdings, Inc., 10.75%, 8/15/2006	15,760,000	16,075,200
Swift & Co., 10.125%, 10/1/2009	4,270,000	4,227,300
		92,213,750
Energy 8.2%
ANR Pipeline Co., 8.875%, 3/15/2010	2,395,000	2,538,700
Avista Corp., 9.75%, 6/1/2008	25,745,000	27,804,600
Chesapeake Energy Corp.:
7.5%, 9/15/2013	4,145,000	4,238,263
8.125%, 4/1/2011	2,525,000	2,663,875
9.0%, 8/15/2012	1,340,000	1,453,900
Citgo Petroleum Corp., 11.375%, 2/1/2011	21,235,000	22,243,663
Coastal Corp., 6.5%, 6/1/2008	1,825,000	1,469,125
Continental Resources, Inc., 10.25%, 8/1/2008	9,880,000	9,237,800
Edison Mission Energy, 7.73%, 6/15/2009	20,410,000	14,695,200
El Paso Corp., 7.375%, 12/15/2012	2,490,000	1,904,850
Key Energy Services, Inc., 14.0%, 1/15/2009	2,444,000	2,761,720
Lone Star Technologies, Series B, 9.0%, 6/1/2011	2,440,000	2,464,400
Nevada Power Co., 10.875%, 10/15/2009	2,400,000	2,484,000
Newpark Resources, Inc., 8.625%, 12/15/2007	6,060,000	5,999,400
On Semiconductor Corp., 12.0% to 5/15/2008	2,130,000	2,012,850
Panhandle Eastern Pipe Line:
7.2%, 8/15/2024	4,000,000	3,980,000
7.95%, 3/15/2023	6,310,000	6,278,450
Parker & Parsley, 8.25%, 8/15/2007	1,860,000	2,068,084
Parker Drilling Co., Series B, 10.125%, 11/15/2009	10,590,000	11,119,500
Pen Holdings, Inc., Series B, 9.875%, 6/15/2008*	4,520,000	542,400
Pioneer Natural Resources Co.:
6.5%, 1/15/2008	7,390,000	7,661,479
7.5%, 4/15/2012	3,235,000	3,568,807
Southern Natural Gas, 8.875%, 3/15/2010	4,025,000	4,246,375
Stone Energy Corp.:
8.25%, 12/15/2011	3,505,000	3,627,675
8.75%, 9/15/2007	6,955,000	7,233,200
Tesoro Petroleum Corp.:
Series B, 9.0%, 7/1/2008	1,210,000	1,034,550
Series B, 9.625%, 11/1/2008	6,460,000	5,587,900
9.625%, 4/1/2012	650,000	555,750
Transocean, Inc., 9.5%, 12/15/2008	5,530,000	7,040,835
Trico Marine Services, 8.875%, 5/15/2012	8,785,000	8,170,050
Westar Energy, Inc., 7.875%, 5/1/2007	9,225,000	9,755,438
Westport Resources Corp.:
8.25%, 11/1/2011	1,190,000	1,270,325
8.25%, 11/1/2011	14,280,000	15,243,900
Williams Co., Inc., 7.125%, 9/1/2011	3,125,000	2,687,500
Williams Holdings of Delaware, Inc., 6.5%, 12/1/2008	2,095,000	1,749,325
		207,393,889
Financials 3.5%
Ahold Finance USA, Inc., 6.25%, 5/1/2009	2,385,000	1,860,300
Ahold Lease USA, Inc., Series A-1, 7.82%, 1/2/2020	575,000	506,000
American Tower Escrow, Zero Coupon, 8/1/2008	6,465,000	4,266,900
Capstar Hotel Co., 8.75%, 8/15/2007	3,710,000	2,448,600
Corrections Corp. of America, 9.875%, 5/1/2009	8,295,000	8,937,863
Eaton Vance Corp. CDO "C", 13.68%, 7/15/2012 (PIK)*	1,219,556	12,196
FRD Acquisition, Series B, 12.5%, 7/15/2004*	2,450,000	0
Global Exchange Services, 10.286%**, 7/15/2008	8,935,000	8,488,250
LaBranche & Co., Inc., 12.0%, 3/2/2007	11,810,000	13,227,200
Meristar Hospitality Corp., 9.0%, 1/15/2008	4,915,000	4,202,325
PCA LLC/ PCA Finance Corp., 11.875%, 8/1/2009	3,155,000	3,281,200
PEI Holdings, Inc., 11.0%, 3/15/2010	5,875,000	6,154,063
Qwest Capital Funding, Inc.:
5.875%, 8/3/2004	3,735,000	3,380,175
7.0%, 8/3/2009	1,175,000	893,000
R.H. Donnelly Finance Corp., 10.875%, 12/15/2012	3,910,000	4,467,175
TCI Communication Finance, 9.65%, 3/31/2027	1,160,000	1,259,711
Tech Olympic USA, Inc., 10.375%, 7/1/2012	3,695,000	3,621,100
Trump Holdings & Funding, 11.625%, 3/15/2010	2,490,000	2,384,175
Universal City Development, 11.75%, 4/1/2010	12,580,000	12,658,625
Xerox Credit Corp., 7.0%, 6/9/2003	5,230,000	5,230,000
		87,278,858
Health Care 2.2%
Ameripath, Inc., 10.5%, 4/1/2013	4,050,000	4,171,500
Amerisourcebergen Corp., 7.25%, 11/15/2012	4,670,000	4,903,500
HEALTHSOUTH Corp.:
7.0%, 6/15/2008	5,845,000	2,688,700
7.625%, 6/1/2012	23,625,000	10,867,500
8.375%, 10/1/2011	3,020,000	1,389,200
Magellan Health Services, Inc., 9.375%, 11/15/2007	5,480,000	4,548,400
Mariner Post-Acute Network, Inc., Series B, 10.5%, 8/1/2006	10,740,000	10,578,900
Radiologix, Inc., 10.5%, 12/15/2008	2,485,000	2,236,500
Sybron Dental Specialties, 8.125%, 6/15/2012	2,475,000	2,524,500
Tenet Healthcare Corp.:
6.375%, 12/1/2011	4,815,000	4,610,363
7.375%, 2/1/2013	4,090,000	4,110,450
Vanguard Health Systems, Inc., 9.75%, 8/1/2011	2,780,000	2,641,000
		55,270,513
Industrials 14.1%
Allied Waste North America, Inc.:
Series B, 8.5%, 12/1/2008	6,760,000	7,106,450
9.25%, 9/1/2012	3,605,000	3,834,819
Series B, 10.0%, 8/1/2009	21,900,000	22,721,250
Ami Semiconductor, Inc., 10.75%, 2/1/2013	3,745,000	3,932,250
AutoNation, Inc., 9.0%, 8/1/2008	10,735,000	11,325,425
Buckeye Technologies, Inc., 8.25%, 12/15/2005	5,645,000	5,447,425
Chukchansi Economic Development Authority, 14.5%, 6/15/2009	2,940,000	3,013,500
Collins & Aikman Floor Cover, Series B, 9.75%, 2/15/2010	3,170,000	3,059,050
Collins & Aikman Products:
10.75%, 12/31/2011	5,120,000	4,944,896
11.5%, 4/15/2006	10,030,000	8,650,875
Congoleum Corp., 8.625%, 8/1/2008	6,405,000	3,178,481
CP Ships Ltd., 10.375%, 7/15/2012	2,180,000	2,332,600
Dana Corp.:
9.0%, 8/15/2011	17,055,000	16,799,175
10.125%, 3/15/2010	735,000	751,538
Day International Group, Inc.:
9.5%, 3/15/2008	610,000	506,300
11.125%, 6/1/2005	10,010,000	10,310,300
DeCrane Aircraft Holdings, Inc., Series B, 12.0%, 9/30/2008	13,955,000	7,117,050
Delta Air Lines, Inc., 7.9%, 12/15/2009	4,345,000	2,259,400
DR Horton, Inc., 7.5%, 12/1/2007	1,450,000	1,486,250
Eagle-Picher Industries, Inc., 9.375%, 3/1/2008	6,425,000	5,236,375
Equistar Chemicals LP:
8.75%, 2/15/2009	41,690,000	37,729,450
10.125%, 9/1/2008	535,000	516,275
Flowserve Corp., 12.25%, 8/15/2010	3,412,000	3,787,320
Fort James Corp., 6.875%, 9/15/2007	8,495,000	8,282,625
Golden State Petroleum Transportation, 8.04%, 2/1/2019	3,190,000	2,780,149
Goodyear Tire & Rubber Co., 7.857%, 8/15/2011	3,075,000	2,260,125
Grove Holdings LLC, Step-up Coupon, 0% to 5/1/2003, 11.625% to 5/1/2009*	3,905,000	391
Grove Investors, Inc., 14.5%, 5/2/2010*	12,273,673	0
GS Technologies:
12.0%, 9/1/2004*	5,110,723	191,652
12.25%, 10/1/2005*	16,830,000	841,500
Hayes Lemmerz International, Inc.:
11.0%, 7/15/2006*	12,920,000	32,300
11.875%, 6/15/2006*	7,000,000	3,150,000
Hercules, Inc., 11.125%, 11/15/2007	16,244,000	18,355,720
Hornbeck Offshore Services, Inc., 10.625%, 8/1/2008	2,135,000	2,271,106
ISP Chemco, Inc., Series B, 10.25%, 7/1/2011	10,105,000	10,888,138
ISP Holdings, Inc., Series B, 10.625%, 12/15/2009	3,675,000	3,601,500
Kansas City Southern:
7.5%, 6/15/2009	5,115,000	5,447,475
9.5%, 10/1/2008	6,195,000	6,907,425
Meritage Corp., 9.75%, 6/1/2011	3,615,000	3,813,825
Metaldyne Corp., 11.0%, 6/15/2012	4,765,000	3,752,438
Millennium America, Inc.:
7.0%, 11/15/2006	18,415,000	18,184,813
7.625%, 11/15/2026	1,415,000	1,277,038
9.25%, 6/15/2008	13,920,000	15,033,600
Motors and Gears, Inc., 10.75%, 11/15/2006	2,750,000	2,337,500
Overseas Shipholding Group, 8.75%, 12/1/2013	2,920,000	2,930,822
Plainwell, Inc., Series B, 11.0%, 3/1/2008*	18,860,000	94,300
Republic Engineered Products LLC, 10.0%, 8/16/2009	5,803,294	1,044,593
Resolution Performance Products LLC, 13.5%, 11/15/2010	16,840,000	17,766,200
Sweetheart Cup Co., Inc., 12.0%, 9/1/2003	4,225,000	3,485,625
Terex Corp.:
8.875%, 4/1/2008	1,210,000	1,188,825
Series B, 10.375%, 4/1/2011	5,875,000	6,080,625
The Brickman Group LTD., 11.75%, 12/15/2009	5,065,000	5,495,525
Travelcenters of America, Inc., 12.75%, 5/1/2009	230,000	246,100
United Rentals, Inc.:
Series B, 9.0%, 4/1/2009	4,880,000	4,196,800
9.25%, 1/15/2009	8,280,000	7,203,600
10.75%, 4/15/2008	13,285,000	13,749,975
Xerox Corp.:
5.5%, 11/15/2003	6,120,000	6,089,400
9.75%, 1/15/2009	9,945,000	10,628,719
		355,656,883
Information Technology 1.4%
Computer Associates, Inc., Series B, 6.5%, 4/15/2008	1,850,000	1,905,500
Lucent Technologies Inc.:
6.45%, 3/15/2029	1,285,000	822,400
5.5%, 11/15/2008	20,560,000	15,522,800
Riverwood International Corp., 10.875%, 4/1/2008	16,720,000	17,305,200
Solectron Corp., 7.375%, 3/1/2006	955,000	935,900
		36,491,800
Materials 7.0%
Abitibi-Consolidated Finance, 7.875%, 8/1/2009	665,000	700,773
ARCO Chemical Co.:
9.8%, 2/1/2020	9,765,000	8,495,550
10.25%, 11/1/2010	2,865,000	2,750,400
Avnet, Inc., 9.75%, 2/15/2008	350,000	358,750
Caraustar Industries, Inc., 9.875%, 4/1/2011	8,225,000	8,266,125
Crown Cork & Seal, 8.0%, 4/15/2023	3,080,000	2,171,400
Dan River, Inc., 10.125%, 12/15/2003	2,035,000	2,014,650
Dayton Superior Corp., 13.0%, 6/15/2009	5,790,000	4,805,700
Dex Media East LLC:
9.875%, 11/15/2009	8,580,000	9,673,950
12.125%, 11/15/2012	13,805,000	16,082,825
Dimac Corp., 12.5%, 10/1/2008*	22,110,000	221,100
Fibermark, Inc., 10.75%, 4/15/2011	11,680,000	11,227,400
Foamex LP, 10.75%, 4/1/2009	6,600,000	4,356,000
Fonda Group, 9.5%, 3/1/2007	10,035,000	5,619,600
Georgia-Pacific Corp.:
7.5%, 5/15/2006	11,610,000	11,203,650
8.875%, 2/1/2010	9,195,000	9,539,813
8.875%, 5/15/2031	3,295,000	2,800,750
9.375%, 2/1/2013	5,925,000	6,250,875
Debenture, 7.7%, 6/15/2015	14,675,000	12,327,000
Hexcel Corp., 9.75%, 1/15/2009	2,485,000	2,248,925
Louisiana Pacific Corp., 10.875%, 11/15/2008	4,505,000	4,955,500
Lyondell Chemical Co.:
9.5%, 12/15/2008	5,080,000	4,927,600
10.875%, 5/1/2009	615,000	571,950
Metals USA, Inc., 8.625%, 2/15/2008*	13,150,000	0
MMI Products, Inc., Series B, 11.25%, 4/15/2007	11,135,000	7,808,419
Owens-Brockway Glass Container, 8.875%, 2/15/2009	12,765,000	13,179,863
Owens-Illinois, Inc.:
7.5%, 5/15/2010	2,815,000	2,603,875
7.85%, 5/15/2004	2,315,000	2,320,788
Phelps Dodge Corp., 8.75%, 6/1/2011	3,485,000	3,808,952
Pliant Corp., 13.0%, 6/1/2010	2,605,000	2,370,550
Toll Corp.:
7.75%, 9/15/2007	3,080,000	3,172,400
8.0%, 5/1/2009	2,922,000	3,024,270
8.125%, 2/1/2009	2,500,000	2,587,500
8.25%, 2/1/2011	1,320,000	1,379,400
US Can Corp., Series B, 12.375%, 10/1/2010	5,650,000	3,601,875
		177,428,178
Telecommunication Services 7.1%
American Tower Corp., 9.375%, 2/1/2009	8,370,000	7,533,000
AT&T Wireless Services, Inc., 8.125%, 5/1/2012	7,780,000	8,805,482
Avaya, Inc., 11.125%, 4/1/2009	17,735,000	18,089,700
Century Communications Corp.:
8.375%, 11/15/2017*	2,010,000	723,600
8.75%, 10/1/2007*	1,325,000	477,000
8.875%, 1/15/2007*	2,656,000	956,160
Crown Castle International Corp.:
9.375%, 8/1/2011	3,750,000	3,431,250
10.625%, 11/15/2007	9,705,000	9,462,375
DirecTV Holdings, 8.375%, 3/15/2013	9,995,000	11,019,488
Impsat Corp., 12.375%, 6/15/2008*	21,990,000	439,800
Level 3 Communications, Inc., 11.0%, 3/15/2008	3,810,000	2,990,850
Nextel Communications, Inc.:
9.375%, 11/15/2009	16,085,000	16,889,250
9.5%, 2/1/2011	7,710,000	8,153,325
Nextel Partners, Inc., Step-up Coupon, 0% to 2/1/2004, 14.0% to 2/1/2009	5,595,000	5,147,400
Nortel Networks Capital, 7.4%, 6/15/2006	7,245,000	6,592,950
Qwest Corp.:
5.625%, 11/15/2008	28,710,000	26,126,100
8.875%, 3/15/2012	670,000	713,550
Qwest Services Corp.:
13.5%, 12/15/2010	13,181,000	13,905,955
14.0%, 12/15/2014	7,306,000	7,872,215
Sprint Capital Corp.:
6.125%, 11/15/2008	12,045,000	11,924,550
6.375%, 5/1/2009	2,490,000	2,477,550
8.375%, 3/15/2012	4,235,000	4,510,275
Teligent, Inc., Series B, 11.5%, 3/1/2008*	10,405,000	1,041
Triton PCS, Inc., Step-up Coupon, 0% to 5/1/2003, 11.0% to 5/1/2008	2,485,000	2,273,775
US West Communication, Inc., 7.25%, 9/15/2025	10,500,000	9,187,500
		179,704,141
Utilities 2.5%
AES Corp., 9.375%, 9/15/2010	6,995,000	5,875,800
Calpine Corp., 7.75%, 4/15/2009	4,305,000	2,389,275
CMS Energy Corp.:
7.5%, 1/15/2009	5,400,000	4,536,000
8.5%, 4/15/2011	23,350,000	19,847,500
8.9%, 7/15/2008	3,380,000	2,974,400
Consumers Energy Co., 6.25%, 9/15/2006	3,580,000	3,624,750
Sonat, Inc., 7.625%, 7/15/2011	2,490,000	1,967,100
Southwest Gas Corp.:
7.625%, 5/15/2012	3,500,000	3,806,838
8.375%, 2/15/2011	245,000	277,455
TNP Enterprises, Inc., Series B, 10.25%, 4/1/2010	4,690,000	4,807,250
Western Resources, Inc., 9.75%, 5/1/2007	12,720,000	13,578,600
		63,684,968
Total Corporate Bonds (Cost $2,011,751,631)		1,886,370,289

Foreign Bonds - US$ Denominated 16.1%
Acetex Corp., 10.875%, 8/1/2009	2,360,000	2,554,674
Ainsworth Lumber, 12.5%, 7/15/2007	1,910,000	2,060,413
Antenna TV SA, 9.0%, 8/1/2007	1,105,000	906,100
Avecia Group PLC, 11.0%, 7/1/2009	2,415,000	2,052,750
Bluewater Finance Ltd., 10.25%, 2/15/2012	6,880,000	6,845,600
British Sky Broadcasting PLC:
6.875%, 2/23/2009	9,835,000	10,523,450
8.2%, 7/15/2009	8,775,000	9,828,000
Burns, Philp & Co., Ltd., 10.75%, 2/15/2011	6,200,000	6,262,000
Cascades, Inc., 7.25%, 2/15/2013	5,875,000	6,110,000
Central European Media Enterprises Ltd., 9.375%, 8/15/2004	6,770,000	6,566,900
Comcast UK Cable Partners Ltd., 11.2%, 11/15/2007	2,505,000	1,853,700
Conproca SA de CV, 12.0%, 6/16/2010	4,090,000	5,102,275
Corp Durango SA, 13.75%, 7/15/2009*	8,100,000	3,361,500
Crown Euro Holdings SA, 10.875%, 3/1/2013	9,990,000	10,102,388
Disco SA, 9.875%, 5/15/2008	2,535,000	1,444,950
Dolphin Telecom PLC, Series B, Step-up-Coupon, 0% to 5/15/2004, 14.0% to 5/15/2009*	15,860,000	1,586
Euramax International PLC, 11.25%, 10/1/2006	12,455,000	12,844,219
Fage Dairy Industry SA, 9.0%, 2/1/2007	5,407,000	5,244,790
Federative Republic of Brazil C Bond, 8.0%, 4/15/2014	8,312,018	6,587,274
Gazprom OAO, 9.625%, 3/1/2013	13,090,000	13,499,063
Global Systems, Inc.:
10.875%, 6/15/2008*	10,060,000	1,006
11.5%, 12/15/2007*	23,720,000	2,372
Gruma SA de CV, 7.625%, 10/15/2007	1,685,000	1,701,850
Grupo Elektra SA de CV, 12.0%, 4/1/2008	4,965,000	4,642,275
Grupo Iusacell SA de CV, Series B, 10.0%, 7/15/2004	1,185,000	628,050
Grupo Transportacion Ferroviaria Mexicana SA de CV, 10.25%, 6/15/2007	10,140,000	9,126,000
Innova S de R.L., 12.875%, 4/1/2007	9,745,000	8,673,050
LeGrand SA, 8.5%, 2/15/2025	2,360,000	2,206,600
Luscar Coal Ltd., 9.75%, 10/15/2011	1,455,000	1,625,963
Millicom International Cellular SA, 13.5%, 6/1/2006	11,440,000	7,893,600
Nortel Networks Ltd., 6.125%, 2/15/2006	10,375,000	9,467,188
Ocean Rig Norway AS, 10.25%, 6/1/2008	5,865,000	5,161,200
Petroleum Geo-Services ASA, 7.125%, 3/30/2028	5,565,000	2,309,475
PTC International Finance BV, 10.75%, 7/1/2007	3,310,000	3,442,400
PTC International Finance II SA, 11.25%, 12/1/2009	2,640,000	2,904,000
Republic of Argentina:
Series BGL4, 11.0%, 10/9/2006*	690,000	162,150
11.75%, 6/15/2015*	3,260,000	815,000
12.375%, 2/21/2012*	5,575,000	1,449,500
Series 2031, 12.0%, 6/19/2031*	2,809,000	540,733
Republic of Turkey:
11.0%, 1/14/2013	4,360,000	3,820,450
11.5%, 1/23/2012	3,075,000	2,690,625
Royal Caribbean Cruises Ltd.:
6.75%, 3/15/2008	2,455,000	2,215,638
7.25%, 3/15/2018	6,400,000	5,040,000
8.75%, 2/2/2011	10,475,000	9,925,063
Shaw Communications, Inc., 8.25%, 4/11/2010	4,940,000	5,088,200
Stagecoach Holdings PLC, 8.625%, 11/15/2009	18,005,000	18,080,620
Stena AB:
8.75%, 6/15/2007	5,480,000	5,582,750
9.625%, 12/1/2012	7,115,000	7,364,025
Stone Container Corp., 11.5%, 8/15/2006	7,400,000	7,936,500
TeleWest Communications PLC, Step-up Coupon, 0% to 4/15/2004, 9.25% to 4/15/2009	12,405,000	2,046,825
Telus Corp., 8.0%, 6/1/2011	12,080,000	12,804,800
Tembec Industries, Inc., 8.625%, 6/30/2009	6,240,000	6,388,200
TFM SA de CV:
11.75%, 6/15/2009	9,965,000	9,167,800
12.5%, 6/15/2012	8,915,000	8,625,263
Tyco International Group SA:
5.8%, 8/1/2006	31,525,000	30,106,375
6.125%, 11/1/2008	32,920,000	30,944,800
6.125%, 1/15/2009	30,435,000	28,608,900
6.375%, 10/15/2011	15,860,000	14,829,100
6.75%, 2/15/2011	1,580,000	1,508,900
Vicap SA, 11.375%, 5/15/2007	17,570,000	14,846,650
Yell Finance BV, Step-up Coupon, 0% to 8/1/2006, 13.5% to 8/1/2011	4,350,000	3,349,500
Total Foreign Bonds - US$ Denominated (Cost $445,014,691)		407,475,028

Foreign Bonds - Non US$ Denominated 0.8%
Alcatel SA, 4.375%, 2/17/2009 EUR	3,695,000	3,162,496
Antenna TV SA, 9.75%, 7/1/2008 EUR	2,375,000	2,149,253
Barry Callebaut Services NV, 9.25%, 3/15/2010 EUR	2,485,000	2,838,091
Ispat Europe Group SA, 11.875%, 2/1/2011 EUR	3,760,000	3,771,565
Prosieban Sat.1 Media AG, 11.25%, 7/31/2009 EUR	1,360,000	1,482,808
Republic of Argentina:
10.25%, 2/6/2049* EUR	7,091,618	1,797,688
10.5%, 11/29/2049* EUR	3,273,291	749,462
11.25%, 4/10/2006* EUR	368,130	93,319
12.0%, 9/19/2016* EUR	263,315	64,596
Stagecoach Holdings PLC, 6.0%, 11/24/2004 EUR	4,465,000	4,697,802
Total Foreign Bonds - Non US$ Denominated (Cost $18,765,195)		20,807,080

Convertible Bonds 0.6%
Consumer Discretionary 0.2%
DIMON, Inc., 6.25%, 3/31/2007	6,760,000	6,219,200
Telecommunication Services 0.4%
Aether Systems, 6.0%, 3/22/2005	1,290,000	1,122,300
Avaya, Inc., Zero Coupon, 10/31/2021	11,420,000	5,139,000
Nortel Networks Corp., 4.25%, 9/1/2008	4,030,000	2,975,752
		9,237,052
Total Convertible Bonds (Cost $13,513,066)		15,456,252

Asset Backed 0.1%
Financials 0.0%
Carlyle High Yield Partners "D1", Series 1, 12.24%, 5/31/2007	1,000,000	250,000
Miscellaneous 0.1%
Golden Tree High Yield Opportunities LP "D1", Series 1, 13.054%, 10/31/2007	2,500,000	2,200,000
Total Asset Backed (Cost $3,500,000)		2,450,000

US Treasury Obligations 2.3%
US Treasury Bond:
5.375%, 2/15/2031	11,605,000	12,553,349
10.75%, 8/15/2005	31,800,000	38,489,194
US Treasury Note, 3.25%, 8/15/2007	5,955,000	6,118,298
Total US Treasury Obligations (Cost $56,643,973)		57,160,841

	Shares	Value ($)

Other 0.0%
SpinCycle, Inc.*	752,852	376,426
SpinCycle, Inc. "F"*	4,930	269
Total Other (Cost $1,839,949)		376,695

Common Stocks 0.4%
AMF Bowling Worldwide, Inc.*	74,665	1,329,037
FRD Acquisition Co.	45,157	72,251
ICG Communications, Inc.*	125,223	619,854
ICG Communications, Inc.*	67,617	676
MEDIQ, Inc.*	8,934	38,800
Metal Management, Inc.*	1,150,694	8,917,879
National Vision, Inc.*	419,081	159,251
The Manitowoc Co., Inc.	25,126	422,368
XO Communications, Inc.*	10,519	41,550
Total Common Stocks (Cost $63,018,410)		11,601,666

Warrants 0.0%
AMF Bowling Worldwide, Inc., Series A*	175,685	487,526
AMF Bowling Worldwide, Inc., Series B*	171,646	211,125
Communication Cellular SA*	30,800	308
DeCrane Aircraft Holdings, Inc.*	16,090	161
Destia Communications, Inc.*	19,865	0
Empire Gas Corp.*	31,795	0
ICG Communications, Inc.*	20,299	789
KMC Telecom Holdings, Inc.*	23,900	0
Mariner Health Care, Inc.*	32,692	245
Republic Technologies International LLC*	30,830	308
McLeodUSA, Inc.*	148,270	25,206
Stations Holding Co., Inc.*	90,000	0
UIH Australia Pacific, Inc.*	14,150	0
Waxman Industries, Inc.*	800,453	8,005
Total Warrants (Cost $65,082,457)		733,673

Preferred Stocks 0.8%
Lucent Technologies, Inc.	1,885	1,595,268
Sinclair Capital	164,170	17,402,020
TNP Enterprises, Inc.	9,050	724,000
Total Preferred Stocks (Cost $18,736,469)		19,721,288

Convertible Preferred Stocks 0.1%
Hercules Trust II	4,020	2,491,741
McLeodUSA, Inc.*	66,911	186,884
World Access, Inc. "D"*	11,693	0
Total Convertible Preferred Stocks (Cost $25,958,167)		2,678,625

Cash Equivalents 1.7%
Scudder Cash Management QP Trust, 1.37% (b) (Cost $43,025,841)	43,025,841	43,025,841

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $2,766,849,849) (a)	97.4	2,467,857,278
Other Assets and Liabilities, Net	2.6	65,172,117
Net Assets	100.0	2,533,029,395

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.
** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of March 31, 2003.
(a) The cost for federal income tax purposes was $2,780,572,202. At March 31, 2003, net unrealized depreciation for all securities based on tax cost was $312,714,924. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $122,872,921 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $435,587,845.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Principal amount is stated in US dollars unless otherwise noted.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments.

Currency Abbreviation
EUR	Euro

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of March 31, 2003 (Unaudited)
Assets
Investments in securities, at value (cost $2,766,849,849)	$ 2,467,857,278
Cash	10,000
Foreign currency, at value, (cost $456,713)	470,545
Receivable for investments sold	33,111,024
Interest receivable	63,043,470
Receivable for Fund shares sold	8,350,632
Unrealized appreciation on forward foreign currency exchange contracts	166,679
Total assets	2,573,009,628
Liabilities
Payable for investments purchased	25,863,747
Payable for Fund shares redeemed	9,743,322
Unrealized depreciation on forward foreign currency exchange contracts	492,684
Accrued management fee	1,166,000
Other accrued expenses and payables	2,714,480
Total liabilities	39,980,233
Net assets, at value	$ 2,533,029,395
Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	(8,607,094)
Net unrealized appreciation (depreciation) on: Investments	(298,992,571)
Foreign currency related transactions	(312,198)
Accumulated net realized gain (loss)	(1,580,071,312)
Paid-in capital	4,421,012,570
Net assets, at value	$ 2,533,029,395

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of March 31, 2003 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($1,874,565,364 / 385,413,328 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 4.86
Maximum offering price per share (100 / 95.5 of $4.86)	$ 5.09
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($498,540,683 / 102,600,442 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 4.86
Class C
Net Asset Value and redemption price (subject to contingent deferred sales charge) per share ($159,385,187 / 32,744,071 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 4.87
Maximum offering price per share (100 / 99 of $4.87)	$ 4.92
Institutional Class Net Asset Value, offering and redemption price per share ($397,468 / 81,692 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 4.87
Class I Net Asset Value, offering and redemption price per share ($140,693 / 28,949 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 4.86

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended March 31, 2003 (Unaudited)
Investment Income
Income: Interest	$ 121,683,701
Dividends	965,642
Total Income	122,649,343
Expenses: Management fee	6,513,158
Administrative fee	2,646,952
Distribution service fees	5,250,150
Trustees' fees and expenses	22,454
Other	41,632
Total expenses, before expense reductions	14,474,346
Expense reductions	(4,913)
Total expenses, after expense reductions	14,469,433
Net investment income	108,179,910
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(316,796,254)
Foreign currency related transactions	(1,105,345)
(317,901,599)
Net unrealized appreciation (depreciation) during the period on: Investments	454,734,249
Foreign currency related transactions	(296,040)
454,438,209
Net gain (loss) on investment transactions	136,536,610
Net increase (decrease) in net assets resulting from operations	$ 244,716,520

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended March 31, 2003 (Unaudited)	Year Ended September 30, 2002
Operations: Net investment income	$ 108,179,910	$ 280,561,814
Net realized gain (loss) on investment transactions	(317,901,599)	(570,684,404)
Net unrealized appreciation (depreciation) on investment transactions during the period	454,438,209	299,572,215
Net increase (decrease) in net assets resulting from operations	244,716,520	9,449,625
Distributions to shareholders from: Net investment income: Class A	(86,928,861)	(209,936,251)
Class B	(22,958,443)	(63,770,561)
Class C	(6,546,554)	(14,299,511)
Institutional Class	(5,806)	(18)
Class I	(329,379)	(1,158,577)
Return of capital: Class A	-	(1,951,381)
Class B	-	(592,755)
Class C	-	(132,916)
Class I	-	(10,769)
Fund share transactions: Proceeds from shares sold	602,336,460	1,528,792,618
Reinvestment of distributions	65,582,313	163,895,256
Cost of shares redeemed	(512,961,916)	(1,777,114,163)
Net increase (decrease) in net assets from Fund share transactions	154,956,857	(84,426,289)
Increase (decrease) in net assets	282,904,334	(366,829,403)
Net assets at beginning of period	2,250,125,061	2,616,954,464
Net assets at end of period (including accumulated distributions in excess of net investment income of $8,607,094 and $17,961, respectively)	$ 2,533,029,395	$ 2,250,125,061

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended September 30,	2003[a]	2002[b]	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 4.62	$ 5.18	$ 6.34	$ 7.23	$ 7.68	$ 8.50
Income (loss) from investment operations: Net investment income[c]	.22	.53	.64	.77	.78	.76
Net realized and unrealized gain (loss) on investment transactions	.25	(.53)	(1.09)	(.89)	(.46)	(.81)
Total from investment operations	.47	-	(.45)	(.12)	.32	(.05)
Less distributions from: Net investment income	(.23)	(.55)	(.68)	(.77)	(.77)	(.77)
Return of capital	-	(.01)	(.03)	-	-	-
Total distributions	(.23)	(.56)	(.71)	(.77)	(.77)	(.77)
Net asset value, end of period	$ 4.86	$ 4.62	$ 5.18	$ 6.34	$ 7.23	$ 7.68
Total Return (%)[d]	10.53**	(.60)	(7.68)	(1.88)	4.11	(.95)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,875	1,603	1,831	2,277	2,945	3,304
Ratio of expenses before expense reductions (%)	.98*	.96	1.11[e]	.93	.96	.89
Ratio of expenses after expense reductions (%)	.98*	.96	1.09[e]	.92	.96	.89
Ratio of net investment income (%)	9.21*	10.39	10.94	11.10	10.15	9.09
Portfolio turnover rate (%)	117*	154	69	52	67	92
[a] For the six months ended March 31, 2003 (Unaudited).
[b] As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended September 30, 2002 was to decrease net investment income per share by $.04, increase net realized and unrealized gain (loss) per share by $.04, and decrease the ratio of net investment income to average net assets from 11.14% to 10.39%. Per share data and ratios for periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.09% and 1.09%, respectively.
* Annualized ** Not annualized

Class B
Years Ended September 30,	2003[a]	2002[b]	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 4.62	$ 5.17	$ 6.33	$ 7.22	$ 7.67	$ 8.49
Income (loss) from investment operations: Net investment income[c]	.20	.48	.59	.71	.71	.68
Net realized and unrealized gain (loss) on investment transactions	.25	(.52)	(1.09)	(.88)	(.45)	(.80)
Total from investment operations	.45	(.04)	(.50)	(.17)	.26	(.12)
Less distributions from: Net investment income	(.21)	(.50)	(.63)	(.72)	(.71)	(.70)
Return of capital	-	(.01)	(.03)	-	-	-
Total distributions	(.21)	(.51)	(.66)	(.72)	(.71)	(.70)
Net asset value, end of period	$ 4.86	$ 4.62	$ 5.17	$ 6.33	$ 7.22	$ 7.67
Total Return (%)[d]	10.07**	(1.23)	(8.50)	(2.68)	3.26	(1.82)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	499	514	659	792	1,145	1,292
Ratio of expenses before expense reductions (%)	1.82*	1.79	1.94[e]	1.78	1.78	1.76
Ratio of expenses after expense reductions (%)	1.82*	1.79	1.91[e]	1.77	1.78	1.76
Ratio of net investment income (%)	8.37*	9.56	10.12	10.24	9.33	8.22
Portfolio turnover rate (%)	117*	154	69	52	67	92
[a] For the six months ended March 31, 2003 (Unaudited).
[b] As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended September 30, 2002 was to decrease net investment income per share by $.04, increase net realized and unrealized gain (loss) per share by $.04, and decrease the ratio of net investment income to average net assets from 10.31% to 9.56%. Per share data and ratios for periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.91% and 1.91%, respectively.
* Annualized ** Not annualized

Class C
Years Ended September 30,	2003[a]	2002[b]	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 4.63	$ 5.19	$ 6.35	$ 7.24	$ 7.69	$ 8.52
Income (loss) from investment operations: Net investment income[c]	.20	.48	.59	.72	.72	.69
Net realized and unrealized gain (loss) on investment transactions	.25	(.53)	(1.09)	(.89)	(.46)	(.82)
Total from investment operations	.45	(.05)	(.50)	(.17)	.26	(.13)
Less distributions from: Net investment income	(.21)	(.50)	(.63)	(.72)	(.71)	(.70)
Return of capital	-	(.01)	(.03)	-	-	-
Total distributions	(.21)	(.51)	(.66)	(.72)	(.71)	(.70)
Net asset value, end of period	$4.87	$ 4.63	$ 5.19	$ 6.35	$ 7.24	$ 7.69
Total Return (%)[d]	10.30**	(1.61)	(8.46)	(2.66)	3.30	(1.89)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	159	127	119	124	176	171
Ratio of expenses before expense reductions (%)	1.82*	1.79	1.98[e]	1.77	1.73	1.71
Ratio of expenses after expense reductions (%)	1.82*	1.79	1.95[e]	1.76	1.73	1.71
Ratio of net investment income (%)	8.37*	9.56	10.09	10.25	9.38	8.27
Portfolio turnover rate (%)	117*	154	69	52	67	92
[a] For the six months ended March 31, 2003 (Unaudited).
[b] As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended September 30, 2002 was to decrease net investment income per share by $.04, increase net realized and unrealized gain (loss) per share by $.04, and decrease the ratio of net investment income to average net assets from 10.31% to 9.56%. Per share data and ratios for periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of sales charges.
[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.95% and 1.95%, respectively.
* Annualized ** Not annualized

Institutional Class
Years Ended September 30,	2003[a]	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 4.63	$ 4.65
Income (loss) from investment operations: Net investment income[c]	.22	.08
Net realized and unrealized gain (loss) on investment transactions	.26	(.02)
Total from investment operations	.48	.06
Less distributions from: Net investment income	(.24)	(.08)
Net asset value, end of period	$ 4.87	$ 4.63
Total Return (%)	10.84**	1.14**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.4	.001
Ratio of expenses (%)	.82*	.82*
Ratio of net investment income (%)	9.37*	14.14*
Portfolio turnover rate (%)	117*	154
[a] For the six months ended March 31, 2003 (Unaudited).
[b] For the period from August 19, 2002 (commencement of sales of Institutional Class shares) to September 30, 2002.
[c] Based on average shares outstanding during the period.
* Annualized
** Not annualized

Class I
Years Ended September 30,	2003[a]	2002[b]	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 4.62	$ 5.17	$ 6.33	$ 7.22	$ 7.68	$ 8.50
Income (loss) from investment operations: Net investment income[c]	.22	.54	.66	.80	.82	.76
Net realized and unrealized gain (loss) on investment transactions	.26	(.52)	(1.09)	(.90)	(.48)	(.78)
Total from investment operations	.48	.02	(.43)	(.10)	.34	(.02)
Less distributions from: Net investment income	(.24)	(.56)	(.69)	(.79)	(.80)	(.80)
Return of capital	-	(.01)	(.04)	-	-	-
Total distributions	(.24)	(.57)	(.73)	(.79)	(.80)	(.80)
Net asset value, end of period	$ 4.86	$ 4.62	$ 5.17	$ 6.33	$ 7.22	$ 7.68
Total Return (%)	10.71**	(.06)	(7.39)	(1.60)	4.36	(.66)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.1	6	9	12	15	17
Ratio of expenses before expense reductions (%)	.65*	.63	.73[d]	.64	.62	.60
Ratio of expenses after expense reductions (%)	.65*	.63	.72[d]	.63	.62	.60
Ratio of net investment income (%)	9.54*	10.72	11.30	11.40	10.49	9.38
Portfolio turnover rate (%)	117*	154	69	52	67	92
[a] For the six months ended March 31, 2003 (Unaudited).
[b] As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended September 30, 2002 was to decrease net investment income per share by $.04, increase net realized and unrealized gain (loss) per share by $.04, and decrease the ratio of net investment income to average net assets from 11.47% to 10.72%. Per share data and ratios for periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
[c] Based on average shares outstanding during the period.
[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .72% and .72%, respectively.
* Annualized **Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder High Income Fund (the "Fund"), is a diversified series of Scudder High Yield Series (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to February 3, 2003, Class C shares were offered without an initial sales charge. Class C shares do not convert into another class. Class I and Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the securities.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At September 30, 2002 the Fund had a net tax basis capital loss carryforward of approximately $674,962,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2003 ($46,033,000), September 30, 2004 ($6,237,000), September 30, 2007 ($39,696,000), September 30, 2008 ($126,549,000), September 30, 2009 ($173,247,000) and September 30, 2010 ($283,200,000), the respective expiration dates, whichever occurs first, which may be subject to certain limitations under Sections 382-384 of the Internal Revenue Code. In addition, from November 1, 2001 through September 30, 2002, the Fund incurred approximately $558,829,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending September 30, 2003.

Distribution of Income and Gains. All of the net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2002, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income	$ -
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (674,962,000)
Net unrealized appreciation (depreciation) on investments	$ (773,131,880)

In addition, during the year ended September 30, 2002 the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Distributions from ordinary income	$ 289,164,918
Return of capital distributions	$ 2,687,821

For tax purposes short-term capital gains distributions are considered ordinary income distributions.

The tax character of current distributions will be determined at the end of the current fiscal year.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities bought in default.

B. Purchases and Sales of Securities

During the six months ended March 31, 2003, purchases and sales of investment securities (excluding short-term investments and US Treasury Securities) aggregated $1,341,049,942 and $1,295,134,490, respectively. Purchases and sales of US Treasury Securities aggregated $116,785,764 and $59,983,762, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.58% of the first $250,000,000 of the Fund's average daily net assets, 0.55% of the next $750,000,000 of such net assets, 0.53% of the next $1,500,000,000 of such net assets, 0.51% of the next $2,500,000,000 of such net assets, 0.48% of the next $2,500,000,000 of such net assets, 0.46% of the next $2,500,000,000 of such net assets, 0.44% of the next $2,500,000,000 of such net assets and 0.42% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended March 31, 2003, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.54% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.200%, 0.275%, 0.275%, 0.100% and 0.275% of the average daily net assets for Class A, B, C, I and Institutional Class shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B, C, I and Institutional Class shares of the Fund. In addition, other service providers not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the six months ended March 31, 2003, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at March 31, 2003
Class A	$ 1,748,817	$ 322,081
Class B	697,247	116,337
Class C	197,464	31,991
Institutional Class	181	92
Class I	3,243	628
	$ 2,646,952	$ 471,129

The Administrative Agreement between the Advisor and the Fund will terminate effective September 30, 2003 and the Fund will directly bear the cost of the expenses formerly covered under the Administrative Agreement. Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses at 0.90%, 0.90%, 0.90%, 0.75% and 0.82% of average daily net assets for Class A, B, C, I, and Institutional Class shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, trustee and trustee counsel fees).

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended March 31, 2003, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at March 31, 2003
Class B	$ 1,901,590	$ 312,653
Class C	538,540	99,496
	$ 2,440,130	$ 412,149

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended March 31, 2003, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at March 31, 2003	Effective Rate
Class A	$ 1,998,514	$ 452,365	0.23%
Class B	633,863	112,514	0.25%
Class C	177,643	35,500	0.25%
	$ 2,810,020	$ 600,379

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended March 31, 2003 aggregated $106,797. There were no underwriting commissions paid in connection with the distributions of Class C shares for the six months ended March 31, 2003.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended March 31, 2003, the CDSC for Class B and C shares aggregated $610,323 and $12,577, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended March 31, 2003, SDI received $68,468.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the six months ended March 31, 2003, totaled $357,689 and are reflected as interest income on the Statement of Operations.

D. Investing in High Yield Securities

Investing in high yield securities may involve greater risks and considerations not typically associated with investing in US Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as "junk bonds". Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high yield securities may be less liquid due to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

E. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the six months ended March 31, 2003, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $4,913 for custodian credits earned.

F. Forward Foreign Currency Commitments

As of March 31, 2003, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Net Unrealized Appreciation
USD	3,014,205	EUR	2,803,912	4/22/2003	$ 40,717
USD	2,855,957	EUR	2,672,865	4/22/2003	$ 56,188
USD	1,384,404	EUR	1,298,691	6/13/2003	$ 27,951
EUR	3,890,856	USD	4,269,709	6/13/2003	$ 38,314
EUR	1,416,525	USD	1,544,012	6/13/2003	$ 3,509
					$ 166,679

Contracts to Deliver		In Exchange For		Settlement Date	Net Unrealized (Depreciation)
EUR	16,593,203	USD	17,650,688	4/22/2003	$ (427,964)
EUR	204,549	USD	221,118	4/22/2003	$ (1,743)
EUR	3,001,901	USD	3,257,063	4/22/2003	$ (13,573)
EUR	736,250	USD	787,788	4/22/2003	$ (14,373)
EUR	367,302	USD	396,686	4/22/2003	$ (3,497)
EUR	969,597	USD	1,022,925	6/13/2003	$ (31,534)
					$ (492,684)

Currency Abbreviation
EUR	Euro
USD	United States Dollar

G. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

H. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended March 31, 2003		Year Ended September 30, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	103,336,807	$ 483,064,284	232,090,103	$ 1,199,152,814
Class B	12,455,281	58,141,267	32,996,254	172,015,822
Class C	12,062,898	56,181,144	25,587,300	132,375,871
Institutional Class	81,638	389,478	215*	1,000*
Class I	964,190	4,560,287	4,884,429	25,247,111
		$ 602,336,460		$ 1,528,792,618
Shares issued to shareholders in reinvestment of distributions
Class A	10,730,383	$ 50,529,717	24,107,982	$ 123,663,827
Class B	2,345,081	11,026,529	6,066,427	31,084,511
Class C	781,830	3,690,882	1,553,651	7,977,556
Institutional Class	1,210	5,806	4*	18*
Class I	70,004	329,379	227,060	1,169,344
		$ 65,582,313		$ 163,895,256
Shares redeemed
Class A	(75,311,103)	$ (355,173,306)	(262,998,211)	$ (1,351,647,435)
Class B	(23,593,798)	(111,253,963)	(54,979,144)	(280,961,075)
Class C	(7,569,096)	(35,432,134)	(22,534,465)	(116,057,247)
Institutional Class	(1,375)	(6,600)	-	-
Class I	(2,304,374)	(11,095,913)	(5,509,369)	(28,448,406)
		$ (512,961,916)		$ (1,777,114,163)
Net increase (decrease)
Class A	38,756,087	$ 178,420,695	(6,800,126)	$ (28,830,794)
Class B	(8,793,436)	(42,086,167)	(15,916,463)	(77,860,742)
Class C	5,275,632	24,439,892	4,606,486	24,296,180
Institutional Class	81,473	388,684	219*	1,018*
Class I	(1,270,180)	(6,206,247)	(397,880)	(2,031,951)
		$ 154,956,857		$ (84,426,289)

* For the period from August 19, 2002 (commencement of sales of Institutional Class shares) to September 30, 2002.

Investment Products

Scudder Funds
Growth Funds

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder Capital Growth Fund

Scudder Development Fund

Scudder Dynamic Growth Fund

Scudder Flag Investors
Communications Fund

Scudder Global Biotechnology Fund

Scudder Growth Fund

Scudder Health Care Fund

Scudder Large Company Growth Fund

Scudder Micro Cap Fund

Scudder Mid Cap Fund

Scudder Small Cap Fund

Scudder Strategic Growth Fund

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Top 50 US Fund

Value Funds

Scudder Contrarian Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Flag Investors Equity
Partners Fund

Scudder Gold & Precious Metals Fund

Scudder Growth and Income Fund

Scudder Large Company Value Fund

Scudder-RREEF Real Estate Securities Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Multicategory/Asset Allocation Funds

Scudder Balanced Fund

Scudder Flag Investors Value Builder Fund

Scudder Focus Value+Growth Fund

Scudder Lifecycle Mid Range Fund

Scudder Lifecycle Long Range Fund

Scudder Lifecycle Short Range Fund

Scudder Pathway Conservative Portfolio

Scudder Pathway Growth Portfolio

Scudder Pathway Moderate Portfolio

Scudder Target 2013 Fund

Scudder Total Return Fund

International/Global Funds

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder European Equity Fund

Scudder Global Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Greater Europe Growth Fund

Scudder International Fund

Scudder International Equity Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Latin America Fund

Scudder New Europe Fund

Scudder Pacific Opportunities Fund

Income Funds

Scudder Cash Reserves Fund

Scudder Fixed Income Fund

Scudder GNMA Fund

Scudder High Income Plus Fund (formerly Deutsche High Yield Bond Fund)

Scudder High Income Fund (formerly Scudder High Yield Fund)

Scudder High Income Opportunity Fund (formerly Scudder High Yield Opportunity Fund)

Scudder Income Fund

Scudder PreservationPlus Fund

Scudder PreservationPlus Income Fund

Scudder Short Duration Fund (formerly Scudder Short-Term Fixed Income Fund)

Scudder Short-Term Bond Fund

Scudder Strategic Income Fund

Scudder U.S. Government Securities Fund

Scudder Funds (continued)
Tax-Free Income Funds

Scudder California Tax-Free Income Fund

Scudder Florida Tax-Free Income Fund

Scudder High Yield Tax-Free Fund

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Medium-Term Tax-Free Fund

Scudder Municipal Bond Fund

Scudder New York Tax-Free Income Fund

Scudder Short-Term Municipal Bond Fund

Index-Related Funds

Scudder EAFE ® Equity Index Fund

Scudder Equity 500 Index Fund

Scudder S&P 500 Index Fund

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder US Bond Index Fund

Money Market
A large number of money market funds are available through Scudder Investments.

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Coverdell Education Savings Account UGMA/UTMA IRA for Minors
Closed-End Funds

The Brazil Fund, Inc.

The Korea Fund, Inc.

Montgomery Street Income Securities, Inc.

Scudder Global High Income Fund, Inc.

Scudder New Asia Fund, Inc.

Scudder High Income Trust

Scudder Intermediate Government Trust

Scudder Multi-Market Income Trust

Scudder Municipal Income Trust

Scudder RREEF Real Estate Fund, Inc.

Scudder Strategic Income Trust

Scudder Strategic Municipal Income Trust

The Central European Equity Fund, Inc.

The Germany Fund, Inc.

The New Germany Fund, Inc.

The SMALLCap Fund, Inc.

Not all funds are available in all share classes.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

Legal Counsel

Vedder, Price, Kaufman & Kammholz

222 North LaSalle Street Chicago, IL 60601
Shareholder Service Agent

Scudder Investments Service Company

P.O. Box 219151 Kansas City, MO 64121
Custodian and Transfer Agent

State Street Bank and Trust Company

225 Franklin Street Boston, MA 02110
Independent Auditors

Ernst & Young LLP

200 Clarendon Street Boston, MA 02116
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1148

Privacy Statement

This privacy statement is issued by Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by the entities listed above.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence - Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

July 2002

Notes

Notes

Notes